UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2014
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 S. LaSalle Chicago, Illinois		60603 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 564-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s annual meeting of stockholders held on May 22, 2014, four matters were submitted to the Company’s stockholders. The voting results for each matter are listed below:

(1)	The election of eight directors for a one-year term ending at the annual meeting of stockholders to be held in 2015 or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Robert F. Coleman	65,989,398	884,001	4,747,879
James M. Guyette	66,114,112	759,287	4,747,879
Ralph B. Mandell	65,580,747	1,292,652	4,747,879
Cheryl Mayberry McKissack	66,061,423	811,976	4,747,879
Edward W. Rabin	66,224,332	649,067	4,747,879
Larry D. Richman	65,885,645	987,754	4,747,879
Collin E. Roche	65,823,312	1,050,087	4,747,879
William R. Rybak	66,434,410	438,989	4,747,879

(2)	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain
71,148,774	364,308	108,196

(3)	A non-binding advisory vote to approve 2013 executive compensation:

For	Against	Abstain	Broker Non-Votes
63,646,261	2,563,723	663,415	4,747,879

(4)	Approval of the PrivateBancorp, Inc. Amended and Restated 2011 Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
56,930,153	9,333,081	610,165	4,747,879

Of the approximately 76.5 million shares eligible to vote as of the March 28, 2014 record date, approximately 71.6 million votes, or approximately 93.7 percent of the total shares outstanding, were represented at the meeting.

ITEM 7.01     REGULATION FD DISCLOSURE

On May 22, 2014, PrivateBancorp, Inc. announced that its board of directors declared a quarterly cash dividend of $0.01 per share payable on June 30, 2014, to stockholders of record on June 16, 2014. Attached as Exhibit 99.2 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

Note: the information in this item of this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated May 22, 2014 (furnished with the SEC as part of this Form 8-K)
99.2	Press Release dated May 22, 2014 (furnished with the SEC as part of this Form 8-K)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2014	PRIVATEBANCORP, INC.
By: /s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated May 22, 2014 (furnished with the SEC as part of this Form 8-K)
99.2	Press Release dated May 22, 2014 (furnished with the SEC as part of this Form 8-K)